EXHIBIT 99.1

Bay View Transaction Corporation
Bay View 2003 LJ-1 Owner Trust
For Payment Date: January 26, 2004
For Collection Period: December 31, 2003
For Determination Date: January 15, 2004

A. PRINCIPAL BALANCE RECONCILIATION	A-1	A-2	A-3	A-4	# LOANS	TOTAL	LOAN BALANCE

(A) Original Principal Balance	24,300,000.00	62,525,000.00	40,650,000.00	65,812,508.00	7,315	193,287,508.00	193,287,508.00
(B) Beginning Balance	0.00	61,054,579.50	40,650,000.00	65,812,508.00	6,643	167,517,087.50	167,517,087.50
(C) Collections (Regular Payments)	0.00	2,333,283.09	0.00	0.00	N/A	2,333,283.09	2,333,283.09
(D) Withdrawal from Payahead (Principal)	0.00	479.76	0.00	0.00	N/A	479.76	479.76
(E) Collections (Principal Payoffs)	0.00	3,107,891.79	0.00	0.00	141	3,107,891.79	3,107,891.79
(F) Gross Charge Offs (Prior Mo. End Bal)	0.00	236,812.93	0.00	0.00	10	236,812.93	236,812.93
(G) Principal Reductions (Other)(Partial chg-off)	0.00	0.00	0.00	0.00	N/A	0.00	0.00
(H) Repurchases	0.00	0.00	0.00	0.00	0	0.00	0.00

(I) Ending Balance	0.00	55,376,111.93	40,650,000.00	65,812,508.00	6,492	161,838,619.93	161,838,619.93

(J) Certificate Factor	0.000000%	88.566353%	100.000000%	100.000000%	88.749146%	83.729477%	83.729477%
Notional Principal Balance: Class I
(K) Beginning							128,486,723.00
(L) Reduction							5,074,091.00
(M) Ending							123,412,632.00
Notional Principal Balance: Companion Component
(N) Beginning							39,030,364.50
(O) Reduction							604,376.57
(P) Ending							38,425,987.93
B. CASH FLOW RECONCILIATION							TOTALS
(A) CASH WIRED-PRINCIPAL AND INTEREST COLLECTIONS							6,680,631.75
(B) INTEREST WIRED — COLLECTION ACCOUNT & PAYAHEAD ACCOUNT							5,958.47
(C) WITHDRAWAL FROM PAYAHEAD ACCOUNT							0.00
1) allocable to principal							479.76
2) allocable to interest							0.00
(D) ADVANCES							0.00
(E) REPURCHASES							0.00
(F) GROSS CHARGE OFF RECOVERIES							114,995.45
(G) SPREAD ACCOUNT WITHDRAWAL							0.00
(H) Policy Draw for “I” Interest							0.00
(I) Policy Draw for “A-1” Interest or Ultimate Principal							0.00
(J) Policy Draw for “A-2” Interest or Ultimate Principal							0.00
(K) Policy Draw for “A-3” Interest or Ultimate Principal							0.00
(L) Policy Draw for “A-4” Interest or Ultimate Principal							0.00
TOTAL COLLECTIONS							6,802,065.43
C. TRUSTEE DISTRIBUTION							TOTAL
(A) TOTAL CASH FLOW							6,802,065.43
(B) DEPOSIT TO PAYAHEAD							0.00
(C) Indenture Trustee Fee (not to exceed $20,000)							1,833.33
(D) UNRECOVERED INTEREST ADVANCES							0.00
(E) SERVICING FEE (DUE AND UNPAID)							139,597.57
(F) Standby Servicing Fee (not to exceed $50,000)							6,281.89
(G) Owner Trustee Fee (not to exceed $25,000)							0.00
(H) INTEREST TO “A-1” CERTIFICATE HOLDERS, INCLUDING OVERDUE							0.00
(I) INTEREST TO “A-2” CERTIFICATE HOLDERS, INCLUDING OVERDUE							87,002.78
(J) INTEREST TO “A-3” CERTIFICATE HOLDERS, INCLUDING OVERDUE							82,316.25
(K) INTEREST TO “A-4” CERTIFICATE HOLDERS, INCLUDING OVERDUE							188,662.52
(L) Interest to “I” Certificate Holders, including Overdue							155,254.79
(M) PRINCIPAL TO “A-1” CERTIFICATE HOLDERS, INCLUDING OVERDUE							0.00
(N) PRINCIPAL TO “A-2” CERTIFICATE HOLDERS, INCLUDING OVERDUE							5,678,467.57
(O) PRINCIPAL TO “A-3” CERTIFICATE HOLDERS, INCLUDING OVERDUE							0.00
(P) PRINCIPAL TO “A-4” CERTIFICATE HOLDERS, INCLUDING OVERDUE							0.00
(Q) Policy Premium and Unreimbursed Draws							47,202.93
(R) Spread Account (up to the Requisite Amount)							415,445.80
(S) Additional Unpaid Standby Servicing Fee							0.00
(T) Additional Unpaid Indenture Trustee Fee							0.00
(U) Additional Unpaid Owner Trustee Fee							0.00
(V) Interests Advance Recovery Payments							0.00

(W) EXCESS YIELD							0.00

BALANCE							0.00

D. SPREAD ACCOUNT							SPREAD
							ACCOUNT

(A) BEGINNING BALANCE							5,822,434.03
(B) ADDITIONS TO SPREAD AMOUNT							415,445.80
(C) INTEREST EARNED							4,306.14
(D) DRAWS							0.00
(E) REIMBURSEMENT FOR PRIOR DRAWS							N/A
(F) DISTRIBUTION OF FUNDS TO SERVICER							N/A
(G) PRIOR MONTH DISTRIBUTION OF FUNDS TO ISSUER							0.00

(H) ENDING BALANCE							6,242,185.97

(I) REQUIRED BALANCE							7,282,737.90

(J) CURRENT MONTH DISTRIBUTION OF FUNDS TO ISSUER							0.00

Bay View Transaction Corporation
Bay View 2003 LJ-1 Owner Trust
For Payment Date: January 26, 2004
For Collection Period: December 31, 2003
For Determination Date: January 15, 2004

E. CURRENT RECEIVABLES DELINQUENCY		NUMBER	BALANCE
# PAYMENT DELINQUENCY
(A) 31-60		12	244,704.25
(B) 61-90		2	45,981.37

(C) TOTAL		14	290,685.62

(D) 90+ days		4	100,132.49
F. REPOSSESSIONS
(A) COLLECTION PERIOD REPOSSESSIONS (CURRENT PERIOD END BAL)		8	204,897.20
(B) AGGREGATE REPOSSESSIONS		34	877,361.15
(C) UNLIQUIDATED REPOSSESSIONS		10	240,015.85
G. PAYAHEAD RECONCILIATION
(A) BEGINNING BALANCE			5,414.54
(B) DEPOSIT			0.00
(C) WITHDRAWAL			479.76

(D) ENDING BALANCE			4,934.78

PERFORMANCE TEST
H. DELINQUENCY RATIO (30+)
	DELINQUENT
	MONTH	POOL	DELINQUENCY
MONTH	BALANCE	BALANCE	%
(A) CURRENT	290,685.62	161,838,619.93	0.1796%
(B) 1ST PREVIOUS	350,461.48	167,517,087.50	0.2092%
(C) 2ND PREVIOUS	342,066.42	172,656,031.24	0.1981%

(D) THREE MONTH ROLLING AVERAGE	327,737.84	167,337,246.22	0.1956%

I. CUMULATIVE DEFAULT RATE	MONTH	ORIGINAL POOL	Default Rate %
	BALANCE	BALANCE
(A) Defaulted Receivables (Current Period)	263,375.18
(B) Cumulative Defaulted Receivables (Prior Month)	678,700.25
(C) Cumulative Defaulted Receivables (Current Month)	942,075.43	193,287,508.00	0.49%
	MONTH	ORIGINAL POOL
J. CUMULATIVE NET LOSS RATE	BALANCE	BALANCE	Net Loss Rate %
(A) Collection Period Charge-Off receivables	236,812.93
(B) 50% of Purchase Receivables with scheduled payment delinquent more than 30 days	—
(C) Aggregate Cram Down Losses during period	—
(D) Less: Recoveries (current month)	114,995.45
(E) Prior Period Adjustment	—
(F) Net Losses current period	121,817.48
(G) Prior Period cumulative net losses	280,430.94
(H) Cumulative Net Losses (current period)	402,248.42	193,287,508.00	0.21%
(I) Total Defaults	263,375.18
(J) 50% of defaulted Receivables ( not included in Collection Period Charge-Off Receivables)	131,687.59
(K) Cumulative net losses including 50% of defaults	533,936.01	193,287,508.00	0.28%
K. EXTENSION RATE	MONTH BALANCE	POOL BALANCE	Extension Rate %
(A) Principal Balance of Receivables extended during current period (not to exceed 1% of Original Pool Balance)	297,757.29	161,838,619.93	0.18%
L. LOCKBOX TEST		AMOUNT	NUMBER
(A) Total Payments to Lockbox (Current Month)		3,144,826.39	6,168
(B) Total Payments (Current Month)		6,795,627.20	6,857
(C) Lockbox Payment Percentage			89.95%
M. FINANCIAL COVENANTS
(A) Monthly BVAC capital (at least $50MM)			50,000
(B) Monthly BVAC cash and working capital borrowing capacity (at least $5MM)			145,145
(C) Monthly BVAC net worth (at least $20MM)			60,346
N. WAC-Weighted Average Coupon			8.6322%
O. WAM-Weighted Average Maturity			70.77

/s/ Angelica Velisano	APPROVED BY:	/s/ Christine Leung

Prepared by: Angelica Velisano		Christine Leung
Senior Accounting Analyst		Assistant Vice President, Senior Financial Analyst
Bay View Acceptance Corp		Bay View Capital Corp.